Exhibit 21.1
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                      SUBSIDIARIES OF AMERICA ONLINE, INC.

                                                                                               JURISDICTION OF INCORPORATION

                                           NAME

Actra Business Systems, LLC                                                                              Delaware
AOL Community, Inc.                                                                                      Delaware
AOL Foundation, Inc.                                                                                     Delaware
AOL TV, Inc.                                                                                             Delaware
AOL Ventures, Inc.                                                                                       Delaware
AOLV Hub, Inc.                                                                                           Delaware
AOLV Fashion Channel, Inc.                                                                               Delaware
AOLV Healthy Living Channel, Inc.                                                                        Delaware
AtWeb, Inc.                                                                                             California
Entertainment Asylum, Inc.                                                                              California
CompuServe Interactive Services, Inc.                                                                    Delaware
CompuServe Interactive Services Latin America, Inc.                                                      Delaware
CompuServe Ventures Incorporated                                                                           Ohio
CompuServe Works of Wonder, Inc.                                                                           Ohio
Cyber Leasing Corp.                                                                                      Delaware
Digital City, Inc.                                                                                       Delaware
Digital Marketing Services, Inc.                                                                         Delaware
Digital Style Corporation                                                                                Delaware
Extreme Fans, Inc. (doing business as Real Fans)                                                         Illinois
Global Network Navigator, Inc.                                                                           Delaware
iAmaze, Inc.                                                                                             Delaware
ICQ Networks, Inc.                                                                                       New York
ICQ Holding Company, Inc.                                                                                New York
ICQ, Inc.                                                                                                Delaware
The ImagiNation Network, Inc. (doing business as WorldPlay                                               Delaware
  Entertainment, Inc.)
Johnson-Grace Newco, Inc.                                                                                Delaware
Kiva Software Corporation                                                                               California
LocalEyes Corporation                                                                                    Delaware
MapQuest.com, Inc.                                                                                       Delaware
MovieFone, Inc.                                                                                          Delaware
Netscape Communications Corporation                                                                      Delaware
Nullsoft, Inc.                                                                                            Arizona
Personal Library Software Inc.                                                                           Maryland
PersonaLogic, Inc.                                                                                      California
Portola Communications Corporation                                                                      California
Prophead Development, Inc.                                                                              California
Redgate Communications Corp.                                                                             Delaware
Quack.com, Inc.                                                                                          Delaware
Spinner Networks, Inc.                                                                                  California
Sunrise Capital Corporation                                                                              Delaware
Tegic Communications Corporation                                                                        Washington
To Fish! Incorporated                                                                                    Delaware
Transatlantic Web Services, Inc.                                                                         Delaware
Websoft, Inc.                                                                                            Delaware
When Inc.                                                                                                Delaware


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                                                                                               JURISDICTION OF INCORPORATION

                                           NAME

America Online (Japan) Inc.                                                                                Japan
America Online (Rights) Limited                                                                             UK
America Online Holding BV                                                                               Netherlands
America Online Joint Venture Holdings (II), Inc.                                                            US
America Online Joint Venture Holdings, Inc.                                                                 US
America Online Latin America, Inc.                                                                          US
America Online/Bertelsmann Finance LLC                                                                      US
AOL (UK) Ltd.                                                                                         United Kingdom
AOL America Online (Australia) PTY Ltd.                                                                  Australia
AOL America Online (Deutschland) GmbH                                                                     Germany
AOL America Online France Holding SARL                                                                    France
AOL Argentina S.R.L.                                                                                     Argentina
AOL Australia Online Services Pty Ltd                                                                    Australia
AOL Australia Holdings LLC                                                                                  US
AOL Bertelsmann Online (UK Management) Ltd.                                                           United Kingdom
AOL Bertelsmann Online France SNC                                                                         France
AOL Bertelsmann Online GmbH & Co. KG                                                                      Germany
AOL Bertelsmann Online L.P.                                                                           United Kingdom
AOL Bertelsmann Online Services                                                                          Australia
AOL Bertelsmann Online Verwaltungs GmbH                                                                   Germany
AOL Bertelsmann Service Operations (UK Management) Limited                                                  UK
AOL Bertelsmann Service Operations GmbH & Co. KG                                                          Germany
AOL Bertelsmann Service Operations Verwaltungs-und                                                        Germany
  Beteiligungs GmbH

AOL Brasil Ltda.                                                                                          Brazil
AOL Canada Inc.                                                                                           Canada
AOL Canada Services Inc.                                                                                  Canada
AOL CompuServe France SAS                                                                                 France
AOL Europe SA                                                                                           Luxembourg
AOL Nederland BV                                                                                        Netherlands
AOL GP Holdings LLC                                                                                         US
AOL Holding GmbH                                                                                          Germany
AOL Holdings (UK) (2) Limited                                                                         United Kingdom
AOL Holdings (UK) Limited                                                                             United Kingdom
AOL Japan Inc.                                                                                             Japan
AOL Latin America Holdings, Inc.                                                                            US
AOL Latin America Management LLC                                                                            US
AOL Latin America SL                                                                                       Spain
AOL Luxembourg S.a r.l.                                                                                 Luxembourg
AOL Member Services Philippines, Inc.                                                                   Philippines
AOL Mexico S. De R. L. De C.V.                                                                            Mexico
AOL Participations I Sarl                                                                               Luxembourg
AOL Participations II Sarl                                                                              Luxembourg
AOL Services GmbH                                                                                         Germany
AOL Services of Canada Corp                                                                               Canada
AOL/Bertelsmann Service Operations Ltd.                                                                   Ireland
Bertelsmann (UK Online) Ltd                                                                                 UK


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                                                                                               JURISDICTION OF INCORPORATION

                                           NAME

Bertelsmann Store BV                                                                                    Netherlands
CIS Holding BV                                                                                          Netherlands
CompuServe Interactive Services (Deutschland) GmbH & Co. KG                                               Germany
CompuServe Interactive Services Beteiligungs- und Verwaltungs GmbH                                        Germany
CompuServe Interactive Services Deutschland Management GmbH                                               Germany
CompuServe Interactive Services France SNC                                                                France
CompuServe Interactive Services Limited                                                               United Kingdom
CompuServe Interactive Services Limited Ireland                                                           Ireland
CompuServe Interactive Services Nederland BV                                                            Netherlands
CompuServe Interactive Services Schweiz GmbH                                                            Switzerland
CompuServe Management BV                                                                                Netherlands
CompuServe Service Operations UK                                                                      United Kingdom
CSi CompuServe Interactive Services UK                                                                United Kingdom
Cyberfin Online UK Holding Ltd                                                                              UK
CyberFin UK Sarl                                                                                        Luxembourg
EJV Reorganization, Inc.                                                                                    US
ICQ Limited                                                                                               Israel
Latin America QuotaHolder LLC                                                                               US
Netfin Online Verwaltungsgesellschaft mbH                                                                 Germany
Netscape Communications Australia PTY Limited                                                            Australia
Netscape Communications FSC Incorporated                                                                 Barbados
Netscape Communications do Brasil Ltda.                                                                   Brazil
Netscape Communications Canada, Inc.                                                                      Canada
Netscape Communications Europe SARL                                                                European Headquarters
Netscape Communications France Societe Anonyme                                                            France
Netscape Communications GmbH                                                                              Germany
AOL Asia Limited                                                                                         Hong Kong
AOL Technologies Ireland Limited                                                                          Ireland
Netscape Communications Italia SRL                                                                         Italy
Netscape Communications (Japan), Ltd.                                                                      Japan
Netscape Communications Nederland B.V.                                                                  Netherlands
Netscape Internet Communications Espana, S.A.                                                              Spain
Netscape Communications Asia South Pte Limited                                                           Singapore
Netscape Communications Sweden AB                                                                         Sweden
Netscape Communications Limited                                                                       United Kingdom

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